Exhibit 10.2

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED,
OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, OR SUCH TRANSACTION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF THE WARRANT HOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT.

                          COMMON STOCK PURCHASE WARRANT

                         WORLD WASTE TECHNOLOGIES, INC.

No. W-__                                                          _______ Shares
Issuance Date:  April 28, 2005

      THIS CERTIFIES that for good and valuable consideration received, _________________ or a registered assignee (the "Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from World Waste Technologies, Inc., a California corporation (the "Corporation"), up to 112,000 fully paid and nonassessable shares (the "Warrant Shares") of common stock, no par value (the "Common Stock"), of the Corporation at a purchase price of U.S. $4.00 per share (the "Exercise Price"). This Common Stock Purchase Warrant (this "Warrant") is issued pursuant to that certain Securities Purchase Agreement dated April __, 2005 entered into between the Corporation and the purchasers named therein.

1.       Term of Warrant.

         Subject to the other terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, at any time on or after the date hereof and at or prior to 11:59 p.m., local time in Los Angeles, California, U.S.A., on April 28, 2010 (the "Expiration Time").

2.       Exercise of Warrant.

         (a) This Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day prior to the Expiration Time by delivering to the Corporation the following: (i) a duly executed Notice of Exercise (in the form attached to this Warrant) specifying the number of Warrant Shares to be purchased, (ii) subject to Section 2(b) either (A) payment to the Corporation of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise by cash, wire transfer of immediately available funds to a bank account specified by the Corporation, or by certified or bank cashier's check or (B) payment to the Corporation of the Exercise Price in accordance with the net exercise provisions set forth in Section 2(b), specifying the number of Warrant Shares to be applied to such exercise, and (iii) this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction).

         (b) The Holder shall notify the Corporation in writing one business day in advance of exercing this Warrant of its intention to pay the Exercise Price in cash or in accordance with the net exercise provisions of this Section 2(b). In the event the Holder elects to pay the Exercise Price in cash, the Corporation shall have the right to require the Holder to exercise this Warrant in accordance with the net exercise provisions of this Section 2(b). In lieu of exercising this Warrant for cash, (i) the Holder may elect to exercise this Warrant by exchanging this Warrant for shares of Common Stock equal to the value of this Warrant or (ii) the Corporation shall have the right to require the Holder upon notice from the Holder that intends it to pay the Exericse Price in cash to exercise this Warrant by exchanging this Warrant for shares of Common Stock equal to the value of this Warrant. The number of shares of Common Stock to be issued upon exercise of this Warrant pursuant to this Section 2(b) shall equal the value of this Warrant computed as of the date of delivery of this Warrant to the Corporation using the following formula:

                                  X = Y (A-B)
                                      -------
                                         A
         Where:

            X= the  number  of  shares  of  Common  Stock to  be  issued  to the
               Holder.

            Y= the  number of  shares of Common  Stock  with  respect  to  which this Warrant is being exercised.

            A= the  current  market  value  per  share of  one  share  of Common
               Stock determined in accordance with this Section 2(b).

            B= the Exercise Price (as adjusted).

         For purposes of Section 2(b), the current market value shall be determined as follows:

                     (a) if the Common Stock is traded in the over-the-counter market and not on any national securities exchange and not in the NASDAQ Reporting System, the average of the mean between the last bid and asked prices per share, as reported by the National Quotation Bureau, Inc., or an equivalent generally accepted reporting service, for the last business day prior to the date on which this Warrant is exercised, or, if not so reported, the average of the closing bid and asked prices for a share of Common Stock as furnished to the Corporation by any member of the National Association of Securities Dealers, Inc., selected by the Corporation for that purpose;

                     (b) if the Common Stock is listed or traded on a national securities exchange or in the
NASDAQ Reporting System, the closing price on the principal national securities exchange on which it is so listed or traded or in the NASDAQ Reporting System, as the case may be, on the last business day prior to the date of the exercise of the Warrant. The closing price referred to in this Clause (b) shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the national securities exchange on which the Common Stock is then listed on in the NASDAQ Reporting System; or

                     (c) if no such closing price or closing bid and asked prices are available, as determined in any reasonable manner as may be prescribed by the Board of Directors of the Corporation.

         Notwithstanding the foregoing, the Corporation shall not require that this Warrant be exercised pursuant to the net provisions of this Section 2(b) in the event such net exercise would be prohibited by law.

         (c) Notwithstanding anything herein to the contrary, the Holder shall not have the right to exercise, in whole or in part, the Warrant, if and to the extent that the issuance to the Holder of shares of Common Stock upon such exercise would result in the Holder, Trellus Management, LLC ("Trellus") or any of its principals being deemed the "beneficial owner" of more than 5% of the then outstanding shares of Common Stock within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, until such time as the Holder, Trellus or any of its principals, as applicable, cease to be a beneficial owner. Notwithstanding the foregoing, the restrictions set forth in this Section 2(c) shall cease to have any effect on the earlier of the Operation Date or September 30, 2006.

3.       Registration and Other Rights

         (a) The Warrants represented hereby are entitled to certain registration rights as more fully set forth in that certain Registration Rights Agreement dated as of April 28, 2005 between the Corporation, the Holder and the other investors, if any, named therein. In the event that the Holder requests the registration of less than all of the Warrant Shares represented hereby, prior to any such registration, the Holder shall request that the Company issue in exchange therefor new warrants representing the Warrant Shares in such denominations as the Holder shall request; provided, however, that no such certificate representing any Warrant Shares being registered shall also represent Warrant Shares not being registered.

         (b) In the event that the Corporation (i) issues as a dividend or other similar distribution (an "Extraordinary Dividend") on all of its then outstanding Common Stock, (A) securities of the Corporation of a class other than Common Stock, (B) rights, warrants or options (individually, a "Right" and collectively, the "Rights") to acquire any securities of the Corporation (including Common Stock) or (C) evidences of its indebtedness or assets, or (ii) issues any dividend or other similar distribution (a "Secondary Extraordinary Dividend") on any such securities in the form of securities of the Corporation (including Common Stock) (any securities (other than Rights) issued as an Extraordinary Dividend or Secondary Extraordinary Dividend or issued upon exercise of any Rights issued as an Extraordinary Dividend or Secondary Extraordinary Dividend shall be referred to as "Dividend Securities"):

                  (i) this Warrant shall thereafter be exercisable for (1) the original number of shares of Common Stock (subject to adjustment as herein provided), (2) such Dividend Securities and Rights as would theretofore have been issued in respect of such shares (adjusted as herein provided) had such shares been outstanding at the time of such Extraordinary Dividend, and (3) any Dividend Securities that would theretofore have been issued as a Secondary Extraordinary Dividend in respect of such Dividend Securities had such Dividend Securities been outstanding at the time of such Secondary Extraordinary Dividend; and

                  (ii) any Right issued as an Extraordinary Dividend or a Secondary Extraordinary Dividend shall (1) expire upon the later of (a) the original expiration date of such Right or (b) the 180th day following the exercise of this Warrant, and (2) be exercisable for (a) the Dividend Securities issuable upon exercise of such Right and (b) any property theretofore issued as a Secondary Extraordinary Dividend in respect of such Dividend Securities.

         (c) In the event that at any time while this Warrant is outstanding, the Corporation shall offer to sell to all of the holders of Common Stock as a class, rights or options to purchase Common Stock or rights or options to purchase any stock or securities convertible into or exchangeable for Common Stock (such exchangeable or convertible stock or securities being herein called "Convertible Securities"), whether or not such rights or options are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount received or receivable by the Corporation upon issuance and sale of such rights or options, plus the aggregate amount of additional consideration payable to the Corporation upon the exercise of all such rights or options, plus, in the case of rights or options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of all such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of all such rights or options) shall be less than the Exercise Price in effect immediately prior to the initial sale of any such rights or options, the Corporation shall offer to sell to the Holder, at the price and upon the terms at which such rights or options are offered to holders of its Common Stock, such number of such rights or options as the Holder would have been entitled to purchase had the Holder exercised this Warrant immediately prior to the commencement of the offering of such rights or options.

4.       Issuance of Shares; No Fractional Shares of Scrip.

         Certificates for shares of Common Stock purchased hereunder shall be delivered to the Holder hereof by the Corporation's transfer agent at the Corporation's expense within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof. Each certificate so delivered shall be in such denominations as may be requested by the Holder hereof and shall be registered in the name of the Holder or, subject to applicable laws, such other name as shall be requested by the Holder. If, upon exercise of this Warrant, fewer than all of the Warrant Shares evidenced by this Warrant are purchased prior to the Expiration Time, one or more new warrants substantially in the form of, and on the terms in, this Warrant will be promptly issued for the remaining number of Warrant Shares not purchased upon exercise of this Warrant. The Corporation hereby represents and warrants that all Warrant Shares which may be issued upon the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the Holder of the Warrant Shares). The Corporation agrees that the shares of Common Stock so issued shall be and will be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered for exercise in accordance with the terms hereof, notwithstanding that the transfer books of the Corporation shall then be closed or certificates repesenting such shares of Common Stock shall not then have been actually delivered to the Holder. For purposes of Rule 144 promulgated under the Securities Act of 1933, as amended, it is intended, understood and acknowledged that the shares of Common Stock issued in a cashless exercise transaction purusant to Section 2(b) above shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the the issue date of this Warrant. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each share may be purchased hereunder shall be paid in cash to the Holder of this Warrant.

5.       Charges, Taxes and Expenses.

         Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Corporation, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by an Assignment Form (as defined below) duly executed by the Holder hereof.

6.       No Rights as Stockholders.

         This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Corporation prior to the exercise hereof.

7.       Exchange and Registry of Warrant.

         This Warrant is exchangeable, upon the surrender hereof by the registered Holder at the above mentioned office or agency of the Corporation, for a new Warrant of like tenor and dated as of such exchange. The Corporation shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered Holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Corporation, and the Corporation shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

8.       Loss, Theft, Destruction or Mutilation of Warrant.

         Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and in case of loss, theft or destruction of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Corporation of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation will make and deliver a new Warrant of like date, tenor and denomination, in lieu of this Warrant.

9.       Saturdays, Sundays and Holidays.

         If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

10.      Merger, Sale of Assets, Etc.

         If at any time the Corporation proposes to merge or consolidate with or into any other corporation, effect any reorganization, or sell or convey all or substantially all of its assets to any other entity, then, as a condition of such reorganization, consolidation, merger, sale or conveyance, the Corporation or its successor, as the case may be, shall enter into a supplemental agreement to make lawful and adequate provision whereby the Holder shall have the right to receive, upon exercise of the Warrant by exchanging the Warrant for the kind and amount of equity securities, property, cash, or any combination thereof, which would have been received upon such reorganization, consolidation, merger, sale or conveyance by a Holder of a number of shares of common stock equal to the number of shares issuable upon exercise of the Warrant immediately prior to such reorganization, consolidation, merger, sale or conveyance.

11. Subdivision, Combination, Reclassification, Conversion, Etc.

         If the Corporation at any time shall by subdivision, combination, reclassification of securities or otherwise, change the Warrant Shares into the same or a different number of securities of any class or classes, this Warrant shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable in respect of the Warrant Shares (or other securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change) as the result of such change if this Warrant had been exercised in full for cash immediately prior to such change. The Exercise Price hereunder shall be adjusted if and to the extent necessary to reflect such change. If the Warrant Shares or other securities issuable upon exercise hereof are subdivided or combined into a greater or smaller number of shares of such security, the number of shares issuable hereunder shall be proportionately increased or decreased, as the case may be, and the Exercise Price shall be proportionately reduced or increased, as the case may be, in both cases according to the ratio which the total number of shares of such security to be outstanding immediately after such event bears to the total number of shares of such security outstanding immediately prior to such event. The Corporation shall send the Holder prompt written notice by registered mail, postage prepaid, of any change in the type of securities issuable hereunder, any adjustment of the Exercise Price for the securities issuable hereunder, and any increase or decrease in the number of shares issuable hereunder, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any adjustment absent manifest error.

12.      Notice

         In case, at any time the Corporation shall propose:

         (a) to declare a dividend (or any other distribution) on shares of Common Stock in shares of Common Stock or make any other distribution to all holders of Common Stock; or

         (b) to issue any rights, warrants or other securities to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

         (c) to effect any reclassification of the Common Stock, any consolidation, merger or binding share exchange to which the Corporation is a party, or the sale or transfer of all or substantially all of the assets of the Corporation; or

         (d) to effect any voluntary or involuntary dissolution, liquidation or winding up of the Corporation; or

         (e) to take any other action which would cause an adjustment to the Exercise Price;

then, the Corporation shall cause to be mailed to the Holder at least 30 days before the date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, (ii) the date on which any such reclassification, consolidation, merger, binding share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares for the applicable consideration, deliverable upon such reclassification, consolidation, merger, binding share exchange, sale, transfer, dissolution, liquidation or winding up, or (iii) the date of such action which would require an adjustment to the Exercise Price.

13. Transferability; Compliance with Securities Laws.

         (a) This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Corporation, if requested by the Corporation). Subject to such restrictions, prior to the Expiration Time, this Warrant and all rights hereunder are transferable by the Holder hereof, in whole or in part, at the office or agency of the Corporation. Any such transfer shall be made in person or by the Holder's duly authorized attorney, upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed (the "Assignment Form").

         (b) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares issuable upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Corporation, confirm in writing, in a form satisfactory to the Corporation, that the Warrant Shares so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

         (c) Until the Warrant Shares have been registered under the Securities Act of 1933, as amended, this Warrant may not be exercised except by (i) the original purchaser of this Warrant from the Corporation or (ii) an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended. Each certificate representing the Common Stock or other securities issued in respect of the Warrant Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

Once the Warrant Shares have been registered under the Securities Act of 1933, as amended, no such restrictive legend shall be required on any securities issued in respect of the Warrant Shares, unless otherwise required under the Securities Act of 1933, as amended.

14.      Reservation of Shares of Common Stock.

         The Corporation hereby agrees that during the period that this Warrant is outstanding, the Corporation will reserve from its authorized and unissued Common Stock and other securities, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to this Warrant, such number of shares of Common Stock, Dividend Securities and Rights to permit the exercise in full of this Warrant.

15.      Governing Law.

         This Warrant shall be governed by and construed in accordance with the laws of the State of New York. The Corporation irrevocably consents to the jurisdication of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process.

         IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers.

Dated: April 28, 2005

WORLD WASTE TECHNOLOGIES, INC.

By: ____________________________________________
     Thomas L. Collins, Chief Executive Officer

                               NOTICE OF EXERCISE

To:      World Waste Technologies, Inc.

(1) The undersigned hereby elects to purchase shares of common stock, no par value (the "Common Stock"), of World Waste Technologies, Inc., a California corporation (the "Corporation") pursuant to the terms of the attached Warrant and tenders payment herewith in the amount of $_________ by [tendering cash or delivering a certified check or bank cashier's check, payable to the order of the Corporation in accordance with the terms thereof, together with all applicable transfer taxes, if any] [surrendering ____ shares of Common Stock received upon exercise of the attached Warrant, which shares have the current market value equal to such payment].

(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

(3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

--------------------------------------
(Name)

--------------------------------------
(Address)

and, if such number of shares of Common Stock shall not be all the shares of Common Stock covered by the attached Warrant, that a new Warrant for the balance of the shares of Common Stock covered by the attached Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

(4) The undersigned represents that (a) he, she or it is the original purchaser from the Corporation of the attached Warrant or an 'accredited investor' within the meaning of Rule 501(a) under the Securities Act of 1933, as amended and (b) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

Date:__________________________

_______________________________
         (Signature)

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

                  FOR VALUE RECEIVED,  _________________________________  hereby sells, assigns, and transfers unto __________________ a Warrant to purchase __________ shares of Common Stock, no par value, of World Waste Technologies, Inc., a California corporation (the "Corporation"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ___________________________________attorney to transfer such Warrant on the books of the Corporation, with full power of substitution.

Dated:__________________________________

By:_____________________________________
                  Signature

         The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.